           Consent of Independent Registered Public Accounting Firm

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights"  and  "Independent  Registered  Public  Accounting  Firm and Legal
Counsel"  and to the use of our  report  dated May 19,  2005  included  in the
Statement of Additional  Information of this Registration  Statement (Form N-2
No. 333-89784 and 811-21110) of OFI Tremont Core Strategies Hedge Fund.

/s/ ERNST & YOUNG LLP
------------------------------
ERNST & YOUNG LLP

New York, New York
July 25, 2005